UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2005

VAXGEN, INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE	0-26483	94-3236309
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer incorporation or Identification Number)

1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005

(Address of Principal Administrative Offices)

Registrant’s Telephone Number, Including Area Code: (650) 624-1000

_________________________________________________________________

(Former name or former address, if changed since last report.)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 28, 2006, VaxGen, Inc. entered into an employment agreement with Matthew J. Pfeffer to serve as VaxGen’s Chief Financial Officer and Senior Vice President, Finance and Administration. Under the terms of the agreement, Mr. Pfeffer will receive an initial base salary of $275,000 per year and will be eligible, subject to the discretion of VaxGen’s Board of Directors, to receive an annual performance bonus of up to 30 percent of his annual base salary. Under the agreement, and as approved by the Compensation Committee of VaxGen’s Board of Directors, Mr. Pfeffer was granted an option to purchase 120,000 shares of VaxGen common stock, as further described under Item 3.02 of this Current Report on Form 8-K.

Pursuant to the agreement, if Mr. Pfeffer’s employment with VaxGen is terminated without cause, or he resigns for good reason, both as defined in the agreement, Mr. Pfeffer would be entitled to receive as severance 12 months of his base salary as then in effect, less standard withholdings and deductions, and all Mr. Pfeffer’s outstanding unvested stock options would be accelerated and become immediately exercisable. If Mr. Pfeffer’s employment is terminated without cause within 13 months of a change of control, as defined in the agreement, then in addition to the benefits described in the previous sentence, Mr. Pfeffer will also be entitled to a bonus payment equal to up to 30 percent of his salary on a prorated basis.

The above description, which summarizes the material terms of Mr. Pfeffer’s employment agreement, is not complete. Please read the full text of the agreement, which is attached hereto as Exhibit 10.1, and which is incorporated herein by reference.

SECTION 3—SECURITIES AND TRADING MARKETS

Item 3.02. Unregistered Sales of Equity Securities.

As described under Item 1.01 above, the Company granted a stock option to Mr. Pfeffer, exercisable for 120,000 shares of VaxGen common stock at an exercise price per share of $8.58 under VaxGen’s 1996 Stock Option Plan, as amended and restated. The option will vest over four-years during Mr. Pfeffer’s continuous service to VaxGen, with 25 percent of the option shares vesting on the one-year anniversary of Mr. Pfeffer’s employment date and the remaining option shares vesting in equal monthly installments over the subsequent three years, subject to accelerated vesting under the terms of Mr. Pfeffer’s employment agreement with VaxGen, as further described under Item 1.01 of this Current Report on Form 8-K. At the time of the grant, neither the option nor the shares of the common stock issuable upon exercise of the option were registered under the Securities Act of 1933 (the “Act”). VaxGen granted the option to Mr. Pfeffer in a transaction exempt from the registration requirements of the Act by virtue of the exemption provided for in Section 4(2) of the Act.

SECTION 5—CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 30, 2006, Kevin C. Lee resigned as the Acting Chief Financial Officer of VaxGen. Prior to his resignation, Mr. Lee had served as VaxGen’s principal financial officer and principal accounting officer. Mr. Lee will continue to serve as VaxGen’s Vice President of Finance.

On March 30, 2006, the Board of Directors of VaxGen appointed Matthew J. Pfeffer as VaxGen’s Chief Financial Officer and Senior Vice President of Finance and Administration. In this capacity, Mr. Pfeffer will serve as both VaxGen’s principal financial officer and principal accounting officer.

Prior to being named Chief Financial Officer and Senior Vice President of Finance and Administration, Mr. Pfeffer, 48, served as a consultant to Cell Genesys, Inc., a biotechnology company, from June 2005 until March 2006. Prior to this consultancy, Mr. Pfeffer had served as Vice President and Chief Financial Officer of Cell Genesys from April 1999 until June 2005. From September 1998 to April 1999, Mr. Pfeffer served as Chief Financial Officer of Cell Genesys, and from 1996 until September 1998, he served as Director of Finance of Cell Genesys. From 1989 to 1996, Mr. Pfeffer held a variety of positions at Diasonics Ultrasound, Inc., most recently as Corporate Controller. From 1987 to 1989, he was in the finance department at ComputerLand Corporation, and from 1981 to 1987, Mr. Pfeffer was in the audit and consulting groups at Price Waterhouse, where he obtained his CPA certificate. Mr. Pfeffer graduated with a degree in economics from the University of California, Berkeley.

The terms of Mr. Pfeffer’s employment arrangement as Chief Financial Officer and Senior Vice President of Finance and Administration are described above under Item 1.01 of this Current Report on Form 8-K, and are incorporated by reference into this Item 5.02.

On April 3, 2006, VaxGen issued a press release entitled, “VaxGen Appoints Matthew Pfeffer as CFO.” This press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 3, 2005, the Board of Directors of VaxGen approved and adopted a revised Code of Business Conduct and Ethics, consolidating and restating the formerly separate Code of Business Conduct, Code of Ethics for Chief Executive Officer and Senior Financial Officers, and “Whistle-Blowing” and Complaint Policy. The revised Code of Business Conduct and Ethics applies to, among others, VaxGen’s principal executive officer, principal financial officer, and principal accounting officer or persons performing similar functions. Please read the full text of the revised Code of Business Conduct and Ethics, which is attached hereto as Exhibit 14.1, and which is incorporated herein by reference.

SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Executive Employment Agreement between Matthew J. Pfeffer and VaxGen, Inc., dated March 28, 2006
14.1	VaxGen, Inc. Code of Business Conduct and Ethics
99.1	Press release entitled, “VaxGen Appoints Matthew Pfeffer as CFO,” dated April 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VaxGen, Inc.
(Registrant)

Dated: April 5, 2006	By: /s/ Matthew J. Pfeffer
Matthew J. Pfeffer Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Executive Employment Agreement between Matthew J. Pfeffer and VaxGen, Inc., dated March 28, 2006
14.1	VaxGen, Inc. Code of Business Conduct and Ethics
99.1	Press release entitled, “VaxGen Appoints Matthew Pfeffer as CFO,” dated April 3, 2006.